Filed under Rules 497(e) and 497(k)

Registration No. 333-08653

033-52742

Seasons Series Trust

SunAmerica Series Trust

(each, a “Trust,” and each series thereof, a “Portfolio”)

Supplement dated September 19, 2025, to each Portfolios’ current Summary Prospectus,

Prospectus and Statement of Additional Information (“SAI”), as amended and/or supplemented to date

On June 26, 2025, Corebridge, SunAmerica’s ultimate parent company, and Venerable Holdings, Inc. (“Venerable”) announced that they entered into a definitive agreement, pursuant to which Venerable will acquire SunAmerica (the “Transaction”). The Transaction is expected to close in the fourth quarter of 2025, pending satisfaction of all closing conditions.

As required under the Investment Company Act of 1940, the closing of the Transaction will be deemed an “assignment” of the Investment Advisory and Management Agreement between SunAmerica and each Trust with respect to the Portfolios, which will result in its automatic termination. To ensure that SunAmerica may continue to provide advisory services to the Portfolios without interruption, on September 18, 2025, the Board of Trustees of each Trust approved a new substantially identical Investment Advisory and Management Agreement with SunAmerica with respect to the Portfolios, which will be presented to the shareholders of each Portfolio for approval. If approved by shareholders, the new Investment Advisory and Management Agreement will take effect upon closing of the Transaction or such later time as shareholder approval is obtained.

The Transaction is not expected to result in any change in the portfolio management of the Portfolios or in the Portfolios’ investment objectives or policies.

More detailed information about the proposed new Investment Advisory and Management Agreement to be voted on at a special meeting of shareholders of the Portfolios will be provided in a forthcoming proxy statement. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the

Summary Prospectus, Prospectus or SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ST3179IN2.12 (9/25)